SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                               SEPTEMBER 24, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission                 IRS Employer
jurisdiction                     File Number                Identification
of incorporation                                            Number

Delaware                          1-3492                    No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On September 24, 1996, registrant issued a press release entitled Halliburton to Realign Business Segments pertaining, among other things, to an announcement that registrant will realign business units within its two business segments during the 1996 fourth quarter. Registrant's Energy Services segment will be restructured to consist of its traditional Halliburton Energy Services lines of business and add Brown & Root Energy Services, Landmark Graphics and a new company to be formed to be responsible for registrant's contract-to-produce business. Registrant plans to complete the acquisition of Landmark Graphics in October 1996. Ken LeSuer has been named chief executive officer of the Energy Services business segment. W. J. (Zeke) Zeringue, Jr. has been promoted to president of Halliburton Energy Services. Larry Farmer will continue as president of Brown & Root Energy Services. Bob Peebler will continue as president and chief executive officer of Landmark following the acquisition of Landmark. Norman Chambers has been named as president of the new contract-to-produce business. Dave Lesar will become president and chief executive officer of Brown & Root in addition to his duties as registrant's executive vice president and chief financial officer. Tommy Knight will take early retirement from Brown & Root.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated September 24, 1996.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HALLIBURTON COMPANY




Date: September 25, 1996                      By: _______________________
                                                     Robert M. Kennedy
                                                     Vice President-Legal

























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                                EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                      Description                         Numbered Page

    20                      Press Release of
                            September 24, 1996                      5 of 7
                            Incorporated by Reference





























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